UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

DCB FINANCIAL CORP
 (Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On December 3, 2009, Registrant issued a press release, effective December 1, 2009 Gary M. Skinner announced his resignation from the Board of Directors. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description
99	Press Release dated December 3, 2009 announcing the resignation of a director from the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: December 3, 2009	By: /s/ Jeffrey T. Benton
Jeffrey T. Benton
President and CEO

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99	Press Release dated December 3, 2009 announcing the resignation of a director from the Board of Directors.